UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant [   ]

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[ ]	Soliciting Material Pursuant to § 240.14a-12.

The RBB Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

F/m Emerald Life Sciences Innovation ETF

F/m Emerald Special Situations ETF

Each a Series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

[•], 2026

Dear Shareholder:

I am writing to inform you about an upcoming special shareholder meeting (the “Meeting”) of F/m Emerald Life Sciences Innovation ETF and F/m Emerald Special Situations ETF (each a “Fund” and collectively, the “Funds”), each a series of The RBB Fund, Inc. (the “Company”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 on December [•], 2026, at [•] Central Time.

At the Meeting, shareholders of each Fund will be asked to (i) approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company, on behalf of each Fund, and Emerald Mutual Fund Advisers Trust (“Emerald”), to replace each Fund’s current investment advisory agreement (the “Current Advisory Agreement”) with F/m Investments LLC (“F/m”) (“Proposal 1”); and (ii) approve each Fund’s utilization of and operation under a manager of managers exemptive order, to be obtained by application from the U.S. Securities and Exchange Commission (the “SEC”) (“Proposal 2”).

F/m currently serves as the investment adviser to each Fund pursuant to the Current Advisory Agreement. Emerald currently serves as the sub-adviser to each Fund pursuant to a sub-advisory agreement (the “Current Sub-Advisory Agreement”) between F/m and Emerald with respect to each Fund. Under the Current Sub-Advisory Agreement, Emerald has provided the portfolio managers for each Fund and, since each Fund’s inception, has been responsible for coordinating the investment and reinvestment of its assets and determining the composition of its assets. On August 20, 2026, T. Rowe Price Group, Inc. (“T. Rowe Price”) entered into an equity purchase agreement with FMH, LLC and F/m, pursuant to which T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m (the “Transaction”). [In connection with the Transaction, F/m intends to resign as the investment adviser to each Fund.] The resignation of F/m as investment adviser to each Fund would result in termination of both the Current Advisory Agreement and the Current Sub-Advisory Agreement. Therefore, the New Advisory Agreement is being proposed for approval by shareholders of each Fund under the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). The New Advisory Agreement will not result in any change to the investment strategies, the total advisory fees payable, or the portfolio managers of any Fund. The material terms of the New Advisory Agreement are identical to the material terms of the Current Advisory Agreement with respect to each Fund, except for the name of the investment adviser and the effective and termination dates.

In anticipation of F/m’s resignation, the Board of Directors (the “Board” and members of, the “Directors”) of the Company, including all of the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Directors”), has approved (i) the New Advisory Agreement, which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) an interim advisory agreement between the Company, on behalf of each Fund, and Emerald, to become effective upon the effective date of F/m’s resignation as the investment adviser to a Fund, only if shareholders of that Fund have not yet approved the New Advisory Agreement.

The manager of managers exemptive order, if obtained by application from the SEC, will allow each Fund’s investment adviser to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to each Fund in the future without shareholder approval, subject to prior approval by the Board, including a majority

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of the Independent Directors. The Board has also approved the application to the SEC for a manager of managers exemptive order by each Fund.

The Board recommends that you vote in favor of the Proposals.

The attached Proxy Statement describes the Proposals and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of each Proposal. Please return your proxy card in the postage-paid envelope as soon as possible. You may also vote by telephone or online. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

Steven Plump

President

The RBB Fund, Inc.

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Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•                      PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•                      INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•                      MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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Important information to help you understand and vote on the Proposals:

Please read the full text of the Proxy Statement. Below is a brief overview of the Proposals to be voted upon. Your vote is important.

What is this document, and why did you send it to me?

We are sending this document to you for your use in connection with the Company’s solicitation of your vote to approve the following Proposals:

Proposal 1: Approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Company, on behalf of each of the F/m Emerald Life Sciences Innovation ETF and F/m Emerald Special Situations ETF (each a “Fund” and collectively, the “Funds”), and Emerald Mutual Fund Advisers Trust (“Emerald”), to replace each Fund’s current investment advisory agreement (the “Current Advisory Agreement”) with F/m Investments LLC (“F/m”).

F/m currently serves as the investment adviser to each Fund pursuant to the Current Advisory Agreement. Emerald currently serves as the sub-adviser to each Fund pursuant to a sub-advisory agreement (the “Current Sub-Advisory Agreement”) between F/m and Emerald with respect to each Fund. Under the Current Sub-Advisory Agreement, Emerald has provided the portfolio managers for each Fund and, since each Fund’s inception, has been responsible for coordinating the investment and reinvestment of its assets and determining the composition of its assets. On August 20, 2026, T. Rowe Price Group, Inc. (“T. Rowe Price”) entered into an equity purchase agreement with FMH, LLC and F/m, pursuant to which T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m (the “Transaction”). [In connection with the Transaction, F/m intends to resign as the investment adviser to each Fund.] The resignation of F/m as investment adviser to each Fund would result in termination of both the Current Advisory Agreement and the Current Sub-Advisory Agreement. Therefore, the New Advisory Agreement is being proposed for approval by shareholders of each Fund under the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Proposal 2: Approval of each Fund’s utilization of and operation under a manager of managers exemptive order, to be obtained by application from the U.S. Securities and Exchange Commission (the “SEC”).

The manager of managers exemptive order, if obtained by application from the SEC, will allow each Fund’s investment adviser to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to each Fund in the future without shareholder approval, subject to prior approval by the Board of Directors (the “Board” and members of, the “Directors”) of the Company, including a majority of the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Directors”).

This document includes a Notice of Meeting of Shareholders, a Proxy Statement, and Proxy Card.

At a special meeting of the Board held on October 30, 2026, the Board approved each Proposal, which is now subject to shareholder approval. The Board recommends that shareholders of each Fund also approve each Proposal.

Information about Proposal 1

What is Proposal 1 about?

You are being asked to vote to approve the New Advisory Agreement between the Company, on behalf of each Fund, and Emerald.

Under the 1940 Act, shareholder approval of the New Advisory Agreement is necessary in order for Emerald to serve as the investment adviser to each Fund. Other than the name of the investment adviser and the date of effectiveness, the material terms of the New Advisory Agreement are identical to the material terms of the Current Advisory Agreement, and the approval of the New Advisory Agreement will not result in any change in a Fund’s investment

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strategies, aggregate advisory fee payable, or the portfolio management team. No increase in shareholder fees or expenses is being proposed.

What is being done to ensure that the Funds continue to be managed without interruption?

In anticipation of F/m’s resignation as the investment adviser to each Fund, the Board, including all of the Independent Directors, has approved (i) the New Advisory Agreement between the Company, on behalf of each Fund, and Emerald, which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) the interim investment advisory agreement between the Company, on behalf of each Fund, and Emerald (the “Interim Advisory Agreement”), which would take effect upon the effective date of F/m’s resignation as the investment adviser to a Fund, only if shareholders of that Fund have not yet approved the New Advisory Agreement.

The Interim Advisory Agreement would permit Emerald to manage a Fund on the same terms as the Current Advisory Agreement for up to 150 days following F/m’s resignation while shareholder approval of the New Advisory Agreement with respect to the applicable Fund is sought. Any compensation earned by Emerald under an Interim Advisory Agreement would be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement, as required by Rule 15a-4 under the 1940 Act.

What will happen if Proposal 1 is not approved by shareholders of a Fund?

If shareholders of a Fund do not approve the New Advisory Agreement before the effective date of F/m’s resignation, the Interim Advisory Agreement with respect to that Fund would take effect. If shareholders of a Fund do not approve the New Advisory Agreement before the end of the 150-day period following the effective date of F/m’s resignation, Emerald will be paid the lesser of its costs incurred in performing services under the Interim Advisory Agreement or the total amount held in escrow (plus interest earned), and the Board will consider what further action to take, which may include a further solicitation of proxies, the retention of a different investment adviser (subject to shareholder approval), or other alternatives that the Board determines to be in the best interests of the Fund and its shareholders.

How will my approval of Proposal 1 affect the management and operation of the Funds?

The investment strategies and aggregate advisory fee payable of each Fund will not change as a result of the New Advisory Agreement. The aggregate advisory fee payable by each Fund to Emerald under the New Advisory Agreement is identical to the advisory fee currently payable by the respective Fund to its current investment adviser, F/m. The same portfolio managers will continue to manage each Fund and, since each Fund’s inception, Emerald has been responsible for coordinating the investment and reinvestment of its assets and determining the composition of its assets.

Is anything changing for the Funds related to Proposal 1?

Other than the change whereby Emerald will serve as the investment adviser to each Fund, rather than F/m serving as the investment adviser and Emerald serving as the sub-adviser, no changes are expected to occur with respect to the day-to-day management of the Funds.

How will my approval of Proposal 1 affect the expenses of the Funds?

The proposed approval of the New Advisory Agreement will not result in an increase in the total advisory fee payable by a Fund or in the Fund’s total expenses.

What are the primary reasons for the selection of Emerald as the investment adviser to the Funds?

The benefits of approving the New Advisory Agreement include maintaining portfolio management continuity for each Fund and retaining the current investment personnel. The Board weighed a number of factors in reaching its decision to select Emerald to serve as the investment adviser for the Funds, including the history, reputation, qualifications, and resources of Emerald. The Board also considered that Emerald has served as the sub-adviser to each Fund since its commencement of operations as a series of the Company, that Emerald initially formulated each

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Fund’s conception and investment strategy, and that each Fund’s current portfolio managers would continue to provide the day-to-day management of the Funds. With respect to this point, the Board considered each Fund’s performance in the absolute, as well as against other accounts similarly managed by Emerald. The Board also considered that, as a result of the Proposal, each Fund’s aggregate advisory fee would not increase and that all costs incurred in connection with the proxy solicitation would be borne by F/m, not the Funds’ shareholders. Lastly, the Board considered the extent to which economies of scale are relevant to a Fund and the potential of realizing such through the efforts of Emerald. Please see “Board Considerations and Approval” in the Proxy Statement for a full discussion of the Board’s considerations.

Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

No. Other than the effective and termination dates and the name of the investment adviser, there are no material differences between the Current Advisory Agreement and the New Advisory Agreement with respect to each Fund.

Information about Proposal 2

Why is it recommended that the Funds utilize and operate under a manager of managers exemptive order?

A manager of managers exemptive order, if obtained from the SEC, will allow each Fund’s investment adviser to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to the Fund in the future without shareholder approval, subject to prior approval by the Board. Emerald believes this could help each Fund avoid unnecessary proxy and related costs and provide the Fund with additional flexibility to achieve its investment objective and strategies. Emerald will be responsible for compensating any sub-adviser for their services to a Fund, so entering into or materially amending a sub-advisory agreement pursuant to the order would not increase the total advisory fee payable by a Fund.

How will shareholders be notified of the appointment or termination of a sub-adviser, or of any material amendments to an existing sub-advisory agreement, pursuant to a manager-of-managers exemptive order?

Under the manager of managers exemptive order, if obtained from the SEC, if a new sub-adviser is retained, an existing sub-adviser is terminated, or a sub-advisory agreement is materially amended, the Fund’s prospectus and statement of additional information will be supplemented promptly pursuant to Rule 497(e) under the Securities Act of 1933, as amended.

If a new sub-adviser is hired by a Fund and its investment adviser, the Fund will inform shareholders of the hiring of the new sub-adviser pursuant to the following procedures: (a) within 90 days after a new sub-adviser is hired, the Fund will send its shareholders either a multi-manager notice or a multi-manager notice and multi-manager Information Statement; and (b) the Fund will make the multi-manager Information Statement available on the website identified in the multi-manager notice no later than when the multi-manager notice (or multi-manager notice and multi-manager Information Statement) is first sent to shareholders, and will maintain it on that website for at least 90 days. Under the manager of managers exemptive order, the Fund would not furnish a multi-manager Information Statement to shareholders when an existing sub-advisory agreement is materially modified.

If approved by shareholders, when will the Funds obtain and begin relying on a manager of managers exemptive order?

The Funds will first submit an application to the SEC for a manager of managers exemptive order. The application must be reviewed and approved by the SEC staff and there is no guarantee that a Fund will receive the exemptive order applied for in any specific period of time, if at all. If the order is not granted for a Fund, that Fund would not operate under a manager of managers structure notwithstanding shareholder approval.

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General Matters

Has the Board approved the Proposals?

Yes. The Board, including all of the Independent Directors, has approved each Proposal for each Fund and unanimously recommends that shareholders of each Fund vote “FOR” each Proposal.

Who is eligible to vote?

Shareholders of record of each Fund as of the close of business on [October 30], 2026 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof with respect to that Fund. Shareholders of each Fund will vote separately from shareholders of each other Fund.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

[F/m will pay the costs of this proxy solicitation], including the printing and mailing of the Proxy Statement and related materials, and the Funds will not bear any such costs.

Who is [•] (“[•]”)?

[•] is a third-party proxy vendor that [Emerald] has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the Meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

How is a quorum for the Meeting established?

The presence of one-third (33-1/3%) of the outstanding shares of a Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposals for that Fund. Proxies returned for shares whose proxies reflect an abstention on any item are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, such proxies will not be treated as votes cast at the Meeting. Proxies returned for shares that represent broker non-votes will not be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Because the Proposals are considered non-routine matters, brokers do not have discretion to vote shares held in street name without instructions from the beneficial owners, and therefore uninstructed shares will not be voted at the Meeting. If a quorum is not present for a Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a Fund.

What vote is required to approve the Proposals?

Approval of a Proposal for a Fund requires the vote of the “majority of the outstanding voting securities” of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote over the internet or by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the internet by visiting the internet address printed on your proxy card and following the online instructions. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call [•] at [•]. Representatives are available to assist you [Monday through Friday, 9 a.m. to 10 p.m. Eastern Time].

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If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted “FOR” each Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting. Abstentions will be treated as votes AGAINST each Proposal.

Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) attending the Meeting and voting in person.

Please complete, sign, and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [•], 2026

F/M EMERALD LIFE SCIENCES INNOVATION ETF

F/M EMERALD SPECIAL SITUATIONS ETF

(Each a Series of The RBB Fund, Inc.)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of F/m Emerald Life Sciences Innovation ETF and F/m Emerald Special Situations ETF (each a “Fund” and collectively, the “Funds”), each a series of The RBB Fund, Inc. (the “Company”), will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 on [•], 2026, at [•] a.m./p.m. Central Time.

If you are a shareholder of record as of the close of business on [October 30], 2026, you are entitled to vote at the Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

At the Meeting, shareholders of each Fund will be asked to vote on the following Proposals:

Proposal 1: Approval of a new investment advisory agreement between the Company, on behalf of each Fund, and Emerald Mutual Fund Advisers Trust, to replace each Fund’s current investment advisory agreement with F/m Investments LLC (“F/m”); and

Proposal 2: Approval of each Fund’s utilization of and operation under a manager of managers exemptive order, to be obtained by application from the U.S. Securities and Exchange Commission.

[F/m will pay the costs of this proxy solicitation], including the printing and mailing of the Proxy Statement and related materials.

In addition, shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL APPLICABLE TO YOUR FUND(S).

The Company’s Board of Directors has fixed the close of business on [October 30], 2026, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of each Proposal.

By Order of the Board of Directors of the Company

Steven Plump President The RBB Fund, Inc.

[•], 2026

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from F/m, Emerald or the Company’s Board of Directors will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

F/M EMERALD LIFE SCIENCES INNOVATION ETF

F/M EMERALD SPECIAL SITUATIONS ETF

(Each a Series of The RBB Fund, Inc.)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
[•], 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2026

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) of proxies to be voted at the Special Meeting of Shareholders of F/m Emerald Life Sciences Innovation ETF and F/m Emerald Special Situations ETF (each a “Fund” and collectively, the “Funds”), and any adjournment or postponement thereof (the “Meeting”). At the Meeting, shareholders will be asked to vote on the following Proposals:

Proposal 1: Approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Company, on behalf of each Fund, and Emerald Mutual Fund Advisers Trust (“Emerald”), to replace each Fund’s current investment advisory agreement (the “Current Advisory Agreement”) with F/m Investments LLC (“F/m”); and

Proposal 2: Approval of each Fund’s utilization of and operation under a manager of managers exemptive order, to be obtained by application from the U.S. Securities and Exchange Commission (the “SEC”).

In addition, shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of each Fund will vote separately from shareholders of each other Fund, and approval of a Proposal with respect to one Fund is not contingent upon approval by shareholders of any other Fund. We encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting.

Shareholders of record at the close of business on [October 30], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement, and the enclosed Proxy Card are being mailed to Shareholders on or around [•], 2026.

Financial statements for each Fund are included in the Fund’s annual and semi-annual reports. Shareholders may obtain copies of the annual report or semi-annual report free of charge by calling 1-800-617-0004, or visiting the Funds’ website at https://www.emeraldetfs.com or writing to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

Background

F/m has served as the investment adviser to each Fund and is responsible for each Fund’s overall investment strategy and its implementation, pursuant to an investment advisory agreement between the Company, on behalf of each Fund, and F/m (the “Current Advisory Agreement”).

Emerald has served as the investment sub-adviser to each Fund, pursuant to a sub-advisory agreement (the “Current Sub-Advisory Agreement”) between F/m and Emerald with respect to each Fund. Under the Current Sub-Advisory Agreement, Emerald has provided the portfolio managers for each Fund and, since each Fund’s inception, has been responsible for coordinating the investment and reinvestment of its assets and determining the composition of its assets.

On August 20, 2026, T. Rowe Price Group, Inc. (“T. Rowe Price”) entered into an equity purchase agreement with FMH, LLC and F/m, pursuant to which T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m (the “Transaction”). Upon the closing of the Transaction, F/m will become a direct, wholly owned subsidiary of T. Rowe Price. [In connection with the Transaction, F/m intends to resign as the investment adviser to each Fund.] The resignation of F/m as investment adviser to each Fund would result in termination of both the Current Advisory Agreement and the Current Sub-Advisory Agreement. In addition, the Transaction will result in a change of control of F/m, which constitutes an “assignment” of the Current Advisory Agreement and Current Sub-Advisory Agreement. As a result, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of the Current Advisory Agreement and Current Sub-Advisory Agreement, both agreements will automatically terminate upon the closing of the Transaction.

Because the 1940 Act requires that a new investment advisory agreement be approved by a fund’s board and shareholders in order to become effective, shareholders of each Fund are being asked to approve a New Advisory Agreement with Emerald so that Emerald can serve as the investment adviser to each Fund.

In anticipation of F/m’s resignation as the investment adviser to each Fund, at a special meeting held on October 30, 2026 (the “Board Meeting”), the Board, including all of the Directors who are not “interested persons” of the Company (as defined in the1940 Act) (the “Independent Directors”), approved (i) the New Advisory Agreement, which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) an interim advisory agreement between the Company, on behalf of each Fund, and Emerald (the “Interim Advisory Agreement”), to become effective upon the effective date of F/m’s resignation as the investment adviser to each Fund. The Board recommends that shareholders of each Fund approve the New Advisory Agreement applicable to that Fund.

The New Advisory Agreement will not result in any change to the investment strategies, the total advisory fees payable, or the portfolio managers of any Fund. The advisory fee payable to Emerald by each Fund under the New Advisory Agreement is identical to the advisory fee currently paid by that Fund to F/m under its Current Advisory Agreement. Each Fund will continue to be managed by the same portfolio management team that manages the Fund today. Emerald has advised the Board that it does not expect the New Advisory Agreement to result in any diminution in the nature, extent, or quality of the services provided to the Funds.

The terms of the New Advisory Agreement with respect to each Fund are identical in all material respects to the terms of the corresponding Current Advisory Agreement, except for the name of the investment adviser and the effective and termination dates. The Form of the New Advisory Agreement is attached hereto as Exhibit A.

At the Board Meeting, the Board, including all of the Independent Directors, determined that the terms of the New Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders, and voted to approve the New Advisory Agreement with respect to each Fund and to recommend its approval to shareholders. A summary of the Board’s considerations is provided below under “Board Considerations and Approval.”

If shareholders of a Fund do not approve the New Advisory Agreement applicable to that Fund, the Board will consider what further action to take, taking into account the best interests of the Fund and its shareholders, including (without limitation) further solicitation of proxies, the retention of another investment adviser (subject to shareholder approval, as applicable), or the liquidation of the Fund.

Interim Advisory Agreement

The Interim Advisory Agreement would become effective upon the effective date of F/m’s resignation only if shareholders of a Fund have not yet approved the New Advisory Agreement with respect to such Fund prior to the effective date of F/m’s resignation. The Interim Advisory Agreement would permit Emerald to serve as investment adviser to a Fund, on an interim basis, while the Fund continues to seek shareholder approval of the New Advisory Agreement. The material terms of, including the compensation payable to Emerald under, the Interim Advisory Agreement are identical to those of the Current Advisory Agreement and the New Advisory Agreement, except with respect to: (i) its effective date; (ii) its duration, as the Interim Advisory Agreement will terminate upon the earlier of shareholder approval of the New Advisory Agreement for a Fund or the end of the 150th day following the effective date of F/m’s resignation (the “150-Day Period”); (iii) its termination provisions, which have been modified to comply with the requirements of Rule 15a-4 under the 1940 Act applicable to interim advisory agreements, including that the Board, or a majority of a Fund’s outstanding voting securities, may terminate the Interim Advisory Agreement for that Fund at any time, without the payment of any penalty, on not more than ten calendar days’ written notice to Emerald; and (iv) its compensation provisions, which provide that compensation earned by Emerald under the Interim Advisory Agreement will be paid into an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement, as required by Rule 15a-4 under the 1940 Act.

If shareholders of a Fund approve the New Advisory Agreement before the end of the 150-Day Period, the amount held in escrow with respect to that Fund, together with any interest earned, will be paid to Emerald. If shareholders of a Fund do not approve the New Advisory Agreement before the end of the 150-Day Period, Emerald will be paid the lesser of its costs incurred in performing services under the Interim Advisory Agreement for that Fund or the total amount held in escrow for that Fund, plus interest earned, and the Board will consider what further action is necessary, appropriate, and in the best interests of that Fund and its shareholders.

Compensation Paid to F/m Under the Current Advisory Agreement

Under the Current Advisory Agreement with respect to each Fund, F/m is entitled to receive a monthly advisory fee, computed at an annual rate, based on the applicable Fund’s average daily net assets. The advisory fee rate payable to Emerald under each New Advisory Agreement and Interim Advisory Agreement with respect to each Fund is identical to the advisory fee rate currently payable under the corresponding Current Advisory Agreement.

The advisory fee rates applicable to each Fund, and the advisory fees paid by each Fund to F/m during its most recently completed fiscal year, are set forth below.

Advisory Fees Paid to F/m for the Fiscal Year Ended August 31, 2026

For the fiscal year ended August 31, 2026, the Funds paid F/m investment advisory fees in the amounts shown below:

Fund	Advisory Fee Rate	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
F/m Emerald Life Sciences Innovation ETF	0.79%	$761,633	$241,023	$520,610
F/m Emerald Special Situations ETF*	0.89%	$97,361	Not applicable	$97,361

*	The amounts shown reflect the advisory fees for the period from May 1, 2026 through August 31, 2026 (the “Period”). During the Period, the Fund changed its fiscal year end from April 30 to August 31. For the fiscal year ended April 30, 2026, advisory fees accrued, fees waived, and net advisory fees paid for the F/m Emerald Special Situations ETF were $172,165, $69,063, and $103,102, respectively.

With respect to the F/m Emerald Life Sciences Innovation ETF, F/m has entered into a contractual agreement with the Fund, under which it has agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s shares exceed 0.54% of the average daily net assets attributable to the Fund’s shares.

In determining F/m’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.54%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026 and may not be terminated without the approval of the Board. Unrelated to the Transaction or the Proposal described herein, Emerald has determined not to renew this contractual agreement subsequent to its expiration on December 31, 2026.

The effective date of the Current Advisory Agreement with respect to each Fund, and the date on which the Current Advisory Agreement was last submitted to the Fund’s shareholders for approval, are set forth below.

Fund	Effective Date of Current Advisory Agreement	Date Last Submitted to Fund Shareholders for Approval
F/m Emerald Life Sciences Innovation ETF	October 29, 2024	October 16, 2024
F/m Emerald Special Situations ETF	October 3, 2025	September 11, 2025

Commissions Paid to Affiliated Brokers

During the Funds’ most recently completed fiscal year ended August 31, 2026, none of the Funds paid any commissions to any affiliated brokers.

Information about Emerald

Emerald commenced business operations in April 2005 and is registered with the SEC as an investment adviser. Emerald’s principal office is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC, and is currently an affiliate of F/m. As of August 31, 2026, Emerald and its affiliates had approximately $9.2 billion in assets under management.

The following table sets forth the name, position, and principal occupation of each current member and principal officer of Emerald, each of whom is located at Emerald’s principal office location.

Name	Position/Principal Occupation
David A. Volpe	Chief Executive Officer
Kenneth G. Mertz II, CFA	Chief Investment Officer
James Meehan	Chief Compliance Officer

Interest of Directors and Officers of the Company in the Proposal

No Director of the Company currently holds any position with Emerald or its affiliates. Three officers of the Company own an indirect, minority interest in F/m, an affiliate of Emerald.

Summary of the New Advisory Agreement and the Current Advisory Agreement

The Form of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for a complete description of the terms of the New Advisory Agreement. The investment advisory services to be provided to each Fund and the advisory fee rate under the New Advisory Agreement with respect to each Fund and its corresponding Current Advisory Agreement are the same.

Advisory Services. Each Fund’s New Advisory Agreement and Current Advisory Agreement provide that, subject to the supervision and direction of the Board, the respective investment adviser will provide for the overall management of the Fund, including: (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash, and cash equivalents in the Fund; (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold for the Fund; and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The respective investment adviser further agrees under both agreements that it will render to the Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request, and will provide the Company (or its agents and service providers) with prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

Brokerage. Each Fund’s New Advisory Agreement and Current Advisory Agreement provide that the respective investment adviser (i) subject to its obligation to obtain best price and execution, has full discretion to select brokers or dealers to effect the purchase and sale of securities; (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research, or other information or services for the benefit of the applicable Fund directly or indirectly; and (iii) without limiting the generality of the foregoing, is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the respective investment adviser, provided that the respective investment adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the overall responsibilities of the respective investment adviser with respect to accounts as to which it exercises investment discretion.

Payment of Expenses. Each Fund’s New Advisory Agreement and Current Advisory Agreement provide for a unitary fee structure under which the respective investment adviser pays substantially all other operating expenses of each such Fund, excluding only interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business, with general Company-level expenses allocated among all series as the Board determines to be fair and equitable.

Management Fees. Each Fund’s New Advisory Agreement provides for the same advisory fee rate, based on the Fund’s average daily net assets, as its corresponding Current Advisory Agreement. The applicable advisory fee rates are set forth above under “Advisory Fees Paid to F/m for the Fiscal Year Ended August 31, 2026.”

Duration and Termination. The initial term of the Current Advisory Agreement expired on August 16, 2026, and it was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The Current Advisory Agreement’s continuance has been approved through August 16, 2027. The New Advisory Agreement will be effective immediately following shareholder approval and will have an initial term ending August 16, 2028. Thereafter, the New Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Each Fund’s New Advisory Agreement may be terminated at any time, without the payment of a penalty, on 60 days’ prior written notice, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of that Fund) or by the respective investment adviser, and will immediately terminate in the event of its assignment, in each case consistent with the corresponding provisions of that Fund’s Current Advisory Agreement (the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

Limitation on Liability and Indemnification. Each Fund’s New Advisory Agreement and Current Advisory Agreement provide that the respective investment adviser will not be liable for any error of judgment or mistake of law, or for any loss suffered by the Company in connection with the matters to which the agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or from willful misfeasance, bad faith, or gross negligence in the performance of the respective investment adviser’s duties, or from reckless disregard of its obligations and duties under the agreement (“disabling conduct”). Each agreement further provides that the applicable Fund will indemnify the respective investment adviser against losses, claims, damages, liabilities, or expenses (including reasonable counsel fees) arising from any claim, demand, action, or suit not resulting from disabling conduct by the respective investment adviser. Indemnification is available only following a final court determination that the respective investment adviser was not liable by reason of disabling conduct, or, in the absence of such a determination, a reasonable determination to that effect based on a vote of a majority of a quorum of directors who are not interested persons of the Company and not parties to the proceeding, or the written opinion of independent legal counsel. The respective investment adviser may also be entitled to advances from the applicable Fund for expenses incurred in connection with a matter for which it is seeking indemnification, subject to the respective investment adviser providing a written affirmation of its good faith belief that it has met the applicable standard of conduct and a written undertaking to repay any such advance if that standard is ultimately found not to have been met, together with either the provision of security for the undertaking, insurance against losses arising from the advance, or a further determination by disinterested directors or independent counsel that there is reason to believe the respective investment adviser will ultimately be entitled to indemnification.

Differences between the Current Advisory Agreement and the New Advisory Agreement. Other than the effective and termination dates described above and the name of the investment adviser, there are no material differences between the terms of a Fund’s New Advisory Agreement and its Current Advisory Agreement.

Board Recommendation of Approval

The Directors recommend that shareholders of each Fund vote FOR the approval of the New Advisory Agreement applicable to that Fund. Information about the Board’s considerations and approval is included below in the section entitled “Board Considerations and Approval.”

Vote Required

Approval of the New Advisory Agreement for a Fund requires the vote of a “majority of the outstanding voting securities” of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

BOARD CONSIDERATIONS AND APPROVAL

At a special meeting held on October 30, 2026 (the “Board Meeting”), the Board, including all of the Independent Directors, unanimously voted to approve the New Advisory Agreement with respect to each Fund, and to recommend that the shareholders of each Fund vote FOR the Proposal to approve the New Advisory Agreement for that Fund.

In considering the approval of the New Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the New Advisory Agreement in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, the presentations made during the Board Meeting, and the discussions held during the Board Meeting. The Directors reviewed materials from the management of Emerald, discussed questions regarding those materials with such management, and discussed the New Advisory Agreement with counsel in executive session, at which no representatives of Emerald were present. The Directors considered whether approval of the New Advisory Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the New Advisory Agreement.

Among other things, with respect to each Fund, the Directors considered information concerning: (i) the nature, extent and quality of the services to be provided by Emerald to the Fund; (ii) descriptions of the experience and qualifications of Emerald’s personnel who would provide those services; (iii) Emerald’s investment philosophies and processes; (iv) Emerald’s assets under management and client descriptions; (v) Emerald’s management fee arrangements with the Company and other similarly managed clients, as applicable; (vi) Emerald’s compliance policies and procedures; (vii) Emerald’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Fund; (viii) the extent to which economies of scale are relevant to the Fund; (ix) information regarding the Fund’s fees relative to other funds with similar investments and structure; and (x) a report prepared by Fuse Research Network, LLC comparing each Fund’s management fees and total expense ratios to a group of funds deemed comparable to the Fund based primarily on investment strategy similarity (the “Peer Group”) and comparing the performance of each Fund to the performance of its Peer Group and its benchmark index.

As of December 31, 2025, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Nature, Extent, and Quality of Services Provided to the Funds. The Directors evaluated the nature, extent and quality of the services that Emerald would provide under the New Advisory Agreement, as well as how such services were expected to compare to the services currently provided to each Fund by F/m, as each Fund’s current investment advisory agreement, under the Current Advisory Agreement, and by Emerald, as each Fund’s current sub-adviser, under the Current Sub-Advisory Agreement. The Directors considered, among other factors: the information provided by management of Emerald regarding the services to be provided under the New Advisory Agreement; that under the Current Sub-Advisory Agreement, Emerald has provided the portfolio managers for each Fund and, since each Fund’s inception, has been responsible for coordinating the investment and reinvestment of its assets and determining the composition of its assets; that the portfolio management team responsible for each Fund would remain the same under the New Advisory Agreement, except for the upcoming retirement of Kenneth G. Mertz, one of the portfolio managers of F/m Emerald Life Sciences Innovations ETF, from all portfolio management responsibilities by the end of December 2026, which is unrelated to the proposal to approve the New Advisory Agreement; the Directors’ familiarity with the scope and quality of the advisory services provided by Emerald to certain other series of the Company; and that there were no material litigation, regulatory or administrative proceedings pending against Emerald that may have a material impact on Emerald’s ability to serve as adviser to the Funds.

The Directors concluded that the nature and extent of the services that Emerald would provide under the New Advisory Agreement, as well as the quality of those services, was satisfactory, and that the New Advisory Agreement would not result in any material detrimental effects on the management or operations of either Fund.

Costs of Services Provided and Profits Realized by the Adviser. The Directors examined fee information for each Fund. In this regard, information on the advisory fees paid by each Fund and each Fund’s total operating expense ratio was compared to similar information for its Peer Group. The Directors noted that the advisory fee payable by each Fund under the New Advisory Agreement, which is a “unitary fee,” is the same as the advisory fee payable under the Current Advisory Agreement for that Fund. The Directors noted that under the unitary fee structure, the Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, and extraordinary expenses, and that Emerald would be responsible for compensating the Funds’ other service providers and paying other expenses of the Funds out of the unitary fee. The Directors further noted that the existing expense limitation agreement for the F/m Emerald Life Sciences Innovations ETF will expire on December 31, 2026, and that Emerald has determined not to renew the agreement following its expiration for reasons unrelated to the proposal to approve the New Advisory Agreement. The Directors also reviewed analyses of Emerald’s estimated profitability related to its provision of advisory services to the Funds. Based on the information provided, the Directors concluded that the advisory fees to be paid by each Fund to Emerald under the New Advisory Agreement are fair and reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Directors reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index and Peer Group. The Directors considered each Fund’s investment performance in light of its investment objective and strategies. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continuity in the portfolio management team and related investment management services offered under the New Advisory Agreement.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Advisory Agreement with respect to each Fund, the Directors assessed the degree to which economies of scale would be expected to be realized if the Fund’s assets increase, whether the Fund was large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the fee schedule for each Fund in the New Advisory Agreement was reasonable and appropriate.

Other Benefits to the Adviser. In addition to the above factors, the Directors also considered other benefits received or to be received by Emerald from its management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future. The Directors also considered that they would be able to, and intended to, monitor on a regular basis the ability of Emerald and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, each Fund.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement with respect to the Funds; rather, each Director based their determination on the total mix of information available to them. Based on consideration of all the factors in their totality, the Directors, including all of the Independent Directors, approved the New Advisory Agreement with respect to each Fund, subject to shareholder approval, for an initial term ending August 16, 2027.

PROPOSAL 2: APPROVAL OF THE UTILIZATION OF AND OPERATION UNDER

A MANAGER OF MANAGERS EXEMPTIVE ORDER

Shareholders of each Fund are being asked to vote on a proposal to approve the Fund’s utilization of and operation under a manager of managers exemptive order, which if obtained by application from the U.S. Securities and Exchange Commission (the “SEC”), will allow the Fund’s investment adviser to enter into and materially amend affiliated and unaffiliated sub-advisory agreements with respect to each Fund in the future without shareholder approval, subject to prior approval by the Board, including a majority of the Independent Directors.

Introduction

At a meeting of the Board held on October 30, 2026, the Board unanimously voted to approve each Fund’s reliance on a manager of managers exemptive order, if approved by shareholders of the Fund. In general, Section 15(c) of the 1940 Act requires an investment company to obtain shareholder approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement.

A manager of managers order, if obtained from the SEC, will permit the Fund and the investment adviser to enter into a new sub-advisory agreement with any sub-adviser and materially change the terms of any sub-advisory agreement, without shareholder approval, but subject to the Board’s approval, including approval by a majority of the Independent Directors.

If a new sub-adviser is retained, an existing sub-adviser is terminated, or a sub-advisory agreement is materially amended, the Fund’s prospectus and statement of additional information will be supplemented promptly pursuant to Rule 497(e) under the Securities Act of 1933, as amended.

If a new sub-adviser is hired by a Fund and its investment adviser, the Fund will inform shareholders of the hiring of the new sub-adviser pursuant to the following procedures: (a) within 90 days after a new sub-adviser is hired, the Fund will send its shareholders either a multi-manager notice or a multi-manager notice and multi-manager Information Statement; and (b) the Fund will make the multi-manager Information Statement available on the website identified in the multi-manager notice no later than when the multi-manager notice (or multi-manager notice and multi-manager Information Statement) is first sent to shareholders, and will maintain it on that website for at least 90 days. Under the manager of managers exemptive order, the Fund would not furnish a multi-manager Information Statement to shareholders when an existing sub-advisory agreement is materially modified.

Background and Reasons

The Board recommends a vote FOR Proposal 2 to approve each Fund’s reliance on a manager of managers exemptive order because the Board believes it could help the Fund avoid unnecessary proxy and related costs and provide the Fund with additional flexibility to achieve its investment objective and strategies. The process to proxy shareholders to obtain their approval of a new sub-advisory arrangement can take several months and increase Fund expenses. This could prevent or delay a sub-adviser change that the investment adviser and the Board consider to be in the best interests of the Fund.

Any new sub-advisory agreement, or material change to an existing sub-advisory agreement, will continue to be subject to the review and approval of the Board, including a majority of the Independent Directors. Changes made to sub-advisory agreements pursuant to the order would not increase the total advisory fee payable by a Fund. The investment adviser will monitor the performance of any sub-adviser hired on an ongoing basis.

If shareholders of a Fund do not approve reliance on a manager of managers order, then Proposal 2 will not be implemented, and the investment adviser will continue to need to obtain approval from shareholders prior to entering into or materially amending sub-advisory agreements, and the Fund will incur proxy and related costs.

The Board, including a majority of the Independent Directors, approved the application to the SEC for a manager of managers order at a meeting of the Board held on October 30, 2026. In evaluating each Fund’s potential utilization of and operation under the manager of managers order, the Board considered various factors, including that:

•

 The manager of managers order, if obtained from the SEC, would enable the investment adviser and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers when the investment adviser and the Board believe that such appointment would be in the best interests of the Fund and its shareholders;

•

 The investment adviser would continue to (i) set the Fund’s investment objective and strategies; (ii) monitor and evaluate the performance of the Fund’s sub-adviser(s); and (iii) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with the Fund’s investment objective, policies, and restrictions; and

•	No sub-adviser could be appointed, or have its contract materially amended, without the approval of the Board, including a majority of the Independent Directors.

The application for a manager of managers exemptive relief must be reviewed and approved by the SEC staff, and there is no guarantee that a Fund will receive the exemptive order applied for in any specific period of time, if at all.

The Board recommends that shareholders of each Fund vote FOR Proposal 2.

General Information

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Company, officers and employees of F/m or Emerald, or other representatives of the Company, who will not be paid for their services, may also solicit proxies by telephone or in person. Emerald has engaged the proxy solicitation firm of [•], which will be paid approximately $[•] and will be reimbursed for its related expenses. The Company estimates that the total expenditures relating to the solicitation of proxies will be approximately $[•]. [F/m] will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of [•]. F/m also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will also be paid by F/m.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-617-0004 or write to the Fund at c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, Missouri 64121-9252 if using regular mail. If using overnight mail, write to the Fund at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307.

If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

Voting Procedures

You can vote by mail, on the internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Directors. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Steven Plump, President, The RBB Fund Inc., at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

The presence of one-third (33-1/3%) of the outstanding shares of a Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposals for that Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of a Proposal, as well as shares represented by proxies that reflect abstentions. Proxies returned for shares that represent broker non-votes will not be counted toward satisfying the quorum requirement for the Meeting. With regard to each Proposal, assuming the presence of a quorum, abstentions will not be treated as votes cast at the Meeting.

Adjournment

If a quorum is not present with respect to a Fund, or sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to a Fund, certain Funds or all Funds (as applicable) to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned for the applicable Fund. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes.” Sufficient affirmative votes to approve a Proposal received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation.

Investment Adviser

Each Fund’s current investment adviser is F/m, located at 900 19th Street NW Suite 203, Washington, DC 20006.

Each Fund’s current sub-adviser is Emerald, located at 3175 Oregon Pike, Leola, Pennsylvania 17540.

Other Service Providers

The principal executive office of the Company is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Company’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Each Fund’s principal underwriter/distributor is Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”) has acted as the independent registered public accounting firm to each Fund since the Fund’s commencement of operations as a series of the Company. Upon recommendation of the Company’s Audit Committee, the Board has selected Cohen as the independent registered public accounting firm to audit and certify the Company’s financial statements for each Fund’s most recent fiscal year ended August 31, 2026, and the current fiscal year ending August 31, 2027. Representatives of Cohen will not be present at the Meeting.

Outstanding Shares

The number of shares of each Fund and class issued and outstanding on the Record Date is set forth on Schedule A to this Proxy Statement.

As of the Record Date, the Directors and officers of the Company as a group owned beneficially less than one percent (1%) of the outstanding shares of each Fund and of the Company as a whole. The beneficial owners of 5% or more of each Fund’s outstanding shares are set forth on Schedule B to this Proxy Statement.

Future Meetings; Shareholder Proposals

The Company is generally not required to hold annual meetings of shareholders and the Company generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Company’s Articles of

Incorporation and By-Laws. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Company’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Maryland law.

Reports to Shareholders.

Copies of a Fund’s most recent annual and semi-annual reports may be requested without charge by calling 1-800-617-0004, visiting the Funds’ website at https://www.emeraldetfs.com or writing to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252 for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

Other Matters

The Board knows of no other matters that may come before the Meeting, other than the Proposals as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Notice to Banks, Broker-Dealers and Voting Directors

Banks, broker-dealers, and voting directors should advise the Company, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Schedule A

Outstanding Shares of each Fund as of the Record Date

Fund	Shares Outstanding as of the Record Date
F/m Emerald Life Sciences Innovation ETF	[•]
F/m Emerald Special Situations ETF	[•]

Schedule A

Schedule B

As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the applicable Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

Name and Address	Amount and % Ownership	Type of Ownership
F/m Emerald Life Sciences Innovation ETF
[•]	[•] shares [•]%	[•]
[•]	[•] shares [•]%	[•]
[•]	[•] shares [•]%	[•]
[•]	[•] shares [•]%	[•]
F/m Emerald Special Situations ETF
[•]	[•] shares [•]%	[•]
[•]	[•] shares [•]%	[•]
[•]	[•] shares [•]%	[•]
[•]	[•] shares [•]%	[•]

Schedule B

Exhibit A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

 AGREEMENT made as of [  ], [  ] between THE RBB FUND, INC., a Maryland corporation (herein called the “Fund”), and Emerald Mutual Fund Advisers Trust, a Delaware statutory trust (herein called the “Investment Adviser”).

 WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

 WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund’s portfolios listed on Exhibit A hereto (collectively, the “Portfolios” and each, a “Portfolio”), effective as of the dates specified on Exhibit A, and the Investment Adviser is willing to so render such services; and

 WHEREAS, the Board of Directors of the Fund and the shareholder(s) of each Portfolio have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

 (a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

 (b) A prospectus and statement of additional information relating to each class of shares representing interests in each Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-Laws, and any registration statement or service contracts related to the Portfolios, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a ) Subject to the supervision of the Board of Directors of the Fund and subject to Section 3(b) below, the Investment Adviser will provide for the overall management of the Portfolios including (i) the provision of a continuous investment program for each Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for each Portfolio, (iii) the placement from time to time of orders for all purchases and sales made for each Portfolio, (iv) in connection with its management of each Portfolio, monitoring and assistance with anticipated purchases and redemptions of creation units by shareholders and new investors, (v) the determination of the amount of the cash component, the identity and number of shares of the securities to be accepted in exchange for “Creation Units” for each Portfolio and the securities that will be applicable that day to redemption requests received for each Portfolio (and may give directions to the Fund’s custodian with respect to such designations), (vi) the coordination of each Portfolio’s compliance with rules of the applicable securities exchange, and (vii) the establishment, monitoring and keeping up-to-date of each Portfolio’s website to comply with applicable law. The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. The Investment Adviser will provide the services rendered by it hereunder in accordance with each Portfolio’s investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund’s Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to each Portfolio’s transactions and, where not otherwise available, the daily valuation of securities in each Portfolio.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Fund and the shareholders of each Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission (the “SEC”) upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2. If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of each Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Directors.

3. To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or any Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or the Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for a Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause each Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolios over a period of time on a fair and equitable basis relative to other clients. In no instance will a Portfolio’s securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the

Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies and self-regulatory agencies having jurisdiction over each Portfolio and/or the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolios or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolios. The Investment Adviser shall have no obligation to acquire for the Portfolios a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a‑3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a‑2 under the 1940 Act the records required to be maintained by Rule 31a‑1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. In addition, for no additional compensation, the Investment Adviser shall pay all of the other operating expenses of each Portfolio, excluding: (i) its advisory fees payable under this Agreement; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) tax expenses (including any income or franchise taxes) and governmental fees; and (vi) extraordinary expenses, such as litigation costs and other expenses not incurred in the ordinary course of business.

General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable and such expenses will be borne by the Investment Adviser or Portfolios in accordance with this Section 8.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for each Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which such Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to each Portfolio’s name and all investment models used by or on behalf of such Portfolio. The Investment Adviser may use each Portfolio’s name or any portion thereof in connection with any other investment company or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to a Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to each Portfolio, the Fund will pay the Investment Adviser from the assets of such Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate specified in Exhibit A for the Portfolio of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to each Portfolio shall be satisfied only against the assets of such Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). Each Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

Any amounts payable by a Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to a Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Fund and each Portfolio for any claims arising from the use of the terms “Emerald” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Portfolio until August 16, [   ]. Thereafter, if not terminated, this Agreement shall continue with respect to each Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of such Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days’ prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

The RBB Fund, Inc.

c/o US Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

Attention: Steven Plump

If to the Investment Adviser:

Emerald Mutual Fund Advisers Trust

3175 Oregon Pike

Leola, PA 17540

Attention: Scott L. Rehr

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:
Name:	James G. Shaw
Title:	Chief Financial Officer, Chief Operating Officer, and Secretary

EMERALD MUTUAL FUND ADVISERS TRUST

By:
Name:
Title:

EXHIBIT A

Portfolios	Effective Date of Investment Advisory Services	Annual Rate
Emerald Life Sciences Innovation ETF	[ ]	0.79%
Emerald Special Situations ETF	[ ]	0.89%

[EMERALD LOGO]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

[Shareholder registration printed here]

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **[ ]** using your proxy control number found below
3. By **PHONE** when you dial toll-free [ ] to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free [ ] Monday through Friday [9 a.m. to 10 p.m. Eastern time]

CONTROL NUMBER > [12345678910]

The RBB Fund, Inc.

This Proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for a Special Meeting of Shareholders (the "Special Meeting") and related to the proposals with respect to F/m Emerald Life Sciences Innovation ETF and F/m Emerald Special Situations ETF (each a "Fund" and collectively, the "Funds"). The undersigned hereby appoints [ ] (or, if only one shall act, that one), as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 at [Meeting Time] and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [ ], 2026. The proxy statement for this meeting is available at: [ ].

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

THE RBB FUND, INC.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Company's Board of Director, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the Proposal. An abstention will be counted as present for purposes of determining a quorum but will have the same effect as a vote AGAINST the Proposal.** In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

---

   O **FOR** O **AGAINST** O **ABSTAIN**

   O **FOR** O **AGAINST** O **ABSTAIN**

3. To Transact such other business, if any, as may properly come before the Special Meeting

   O **FOR** O **AGAINST** O **ABSTAIN**

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]